Exhibit 10.5

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4),

200.83 and 203.406

SUBSCRIBER UNIT

LICENSE AGREEMENT

This Subscriber Unit License Agreement (the “Agreement”) is entered into on November 14, 2000 by and between QUALCOMM Incorporated, a Delaware Corporation, and Axesstel, Inc., a California corporation, with respect to the following facts:

RECITALS

WHEREAS, QUALCOMM has developed certain proprietary Code Division Multiple Access (“CDMA”) technology which may be useful in providing greater capacity and improved quality and reliability compared to other cellular telephone technologies, and QUALCOMM manufactures and sells CDMA components and equipment;

WHEREAS, LICENSEE desires to obtain a license of QUALCOMM’s Intellectual Property to manufacture and sell Subscriber Units and to purchase certain components and equipment from time to time under regular purchase orders, and QUALCOMM desires to grant such license in exchange for the license fees, royalties and other provisions hereof, and to sell such components and equipment to LICENSEE, each in accordance with the terms and conditions set forth in this Agreement; and

WHEREAS, QUALCOMM desires to obtain a license of LICENSEE’s Intellectual Property to manufacture and sell Subscriber Units, and LICENSEE desires to grant such license in accordance with the terms and conditions set forth in this Agreement.

AGREEMENT

NOW THEREFORE, the parties hereby agree as follows:

1	HEADINGS AND DEFINITIONS.

All headings used in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement or any clause. Reference to “third party or third parties” shall not mean either Party or their Affiliates. For the purpose of this Agreement, the following definitions apply:

“Affiliates” means, as to a Party, any present or future Parent of the Party and any present or future Subsidiary of the Party and/or its Parent, but only for so long as the Parent remains the Parent of the Party and the Subsidiary remains a Subsidiary of the Party and/or its Parent. The term “Parent” means any

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corporation or other legal entity that owns, directly or indirectly (i) more than 50% of the shares or other securities of the Party entitled to vote for election of directors (or other managing authority) of the Party or (ii) if such Party does not have outstanding shares or securities, more than 50% of the equity interest in such Party, but only for so long as such ownership or control exists in (i) or (ii) above. The term “Subsidiary” of a Party means any corporation or other legal entity (i) the majority (more than 50%) of whose shares or other securities entitled to vote for election of directors (or other managing authority) is now or hereafter owned or controlled by such Party either directly or indirectly or (ii) which does not have outstanding shares or security but the majority (more than 50%) of the equity interest in which is now or hereafter owned or controlled by such Party either directly or indirectly, but only for so long as such ownership or control exists in (i) or (ii) above. Notwithstanding the foregoing, Axesstel Co., Ltd., a Korean corporation (“Axesstel Korea”) shall be included within the definition of “Affiliates” so long as LICENSEE owns thirty-five percent (35%) or more of its shares or other securities entitled to vote for election of directors (or other managing authority) thereof.

“Authorized Licensees” shall have the meaning described in Section 6.3 below.

“CDMA Applications” means all communication applications (regardless of the transmission medium) which operate using code division multiple access (“CDMA”) technology, whether or not based on IS-95, cdma2000 or W-CDMA, and irrespective of frequency band.

“CDMA ASICs” means QUALCOMM’s mobile station modem (MSM) CDMA application specific integrated circuit, and any revision, generation, modifications or integration to or of the MSM, purchased by LICENSEE from QUALCOMM.

“CDMA Modem Card” means a complete CDMA or Dual Mode CDMA modem card which incorporates all or any part of QUALCOMM’s Intellectual Property, complies with the CAI, and is for use with a “Communications Device,” meaning either a telephone, notebook computer, personal digital assistant, multi-media terminal, facsimile machine, monitoring device, data entry terminal, automatic teller machine, vending machine, or point of sale terminal. The CDMA Modem Card must contain at a minimum a printed circuit board, multiple integrated circuits, and all of the circuitry necessary for the Communications Device to perform all of the CDMA reverse link modulation and CDMA forward link demodulation, baseband processing, RF and IF filtering, upconversion, downconversion, RF and IF shielding, and protocol stack messaging; provided that a CDMA Modem Card shall not be capable of initiating and receiving Wireless communications without being attached to the Communications Device. A CDMA Modem Card for use with a Communications Device includes a

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complete modem card and all attachments necessary to enable the Communications Device to transmit and receive Wireless communications.

“Chipset” means QUALCOMM’s baseband analog ASIC, AGC Tx, AGC Rx ASIC, and CDMA ASIC (and future evolutions, combinations or versions of any of the foregoing) purchased by LICENSEE from QUALCOMM.

“Commercially Necessary IPR” means those Intellectual Property Rights which (i) the Party or its Affiliates has the right to license to the other Party without payment of royalties or any other consideration to any third party, (ii) are not essential to the manufacture, use or sale of a usable Subscriber Unit and/or Components which complies with the specifications of the CAI and (iii) provide Subscriber Units and/or Components with a competitive advantage (e.g., cost, lead-time or quality advantages) or which add to Subscriber Units or Components a feature or other characteristic which may be reasonably required by the market place; but the term Commercially Necessary IPR does not include any trade name, trademark, service mark, or similar symbols, abbreviation, contractions or simulations identifying the Party and its Affiliates (except as set forth in Section 8, if the Party is QUALCOMM).

“Common Air Interface” or “CAI” means the technical description of QUALCOMM’s CDMA digital air interface specification for communication between cell site or other base station transceivers and Subscriber Units to the extent adopted as an industry standard by the Telecommunications Industry Association (“TIA”) or other recognized international standards bodies. The term “CAI” consists only of (i) the TIA’s IS-95 digital cellular standard, (ii) other CDMA standards which specify the same Physical Layer as IS-95 if approved by QUALCOMM and adopted by other international standards bodies throughout the world, (iii) QUALCOMM’s proposed CDMA2000 standard, and (iv) QUALCOMM’s proposed High Data Rate (HDR) air interface standard.

“Complete CDMA Telephone” means a complete CDMA and/or Dual Mode CDMA telephone, including but not limited to mobile, transportable and portable telephones, which incorporates all or any part of QUALCOMM’s Intellectual Property and can be used, without any additional equipment or components being attached thereto, to initiate and receive Wireless Local Loop telecommunications transmissions in accordance with the CAI.

“Components” means application specific integrated circuits (ASICs), electronic devices, integrated circuits, including firmware thereon, and/or families of devices for use in wireless subscriber equipment.

“Dual Mode CDMA” means, as applied to Subscriber Units, having a capability to operate with CDMA technology and existing analog FM cellular technology

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for backward compatibility with analog FM cellular infrastructure and subscriber units.

“Effective Date” means the date first set forth above.

“Equity Purchase Agreement” means that certain Equity Purchase Agreement entered into between QUALCOMM and LICENSEE on even date herewith.

“Ericsson” means Telefonaktiebolaget LM Ericsson (publ), a Swedish corporation and any of its subsidiaries in which it owns or controls fifty percent (50%) or more of the voting power.

“Future Commercially Necessary IPR” means all claims of any patents (foreign and domestic) which fall within the definition of Commercially Necessary IPR, but which do not fall within the definition of Included Commercially Necessary IPR.

“Have Made” means the right of LICENSEE under Ericsson’s Patents to have a third party make a Subscriber Unit for CDMA Applications for the use and benefit of LICENSEE, provided that:

(i)	LICENSEE owns and supplies the designs, or specifications, or working drawings to such third party;

(ii)	such designs, specifications, and working drawings are in sufficient detail that no substantial additional design by such third party is required;

(iii)	such third party is not allowed to sell such Subscriber Unit to other third parties; and

(iv)	each such Subscriber Unit sold by LICENSEE shall bear the trademarks, trade names, or other commercial indicia of LICENSEE, although such Subscriber Units may be co-branded with the trademarks, trade names, or other commercial indicia of the reseller or distributor of such Subscriber Units. The requirements of this subparagraph (iv) shall not apply where a customer requires that the Subscriber Unit bear only such customer’s trademarks, trade names, or other commercial indicia.

“Included Commercially Necessary IPR” means (1) with respect to the Intellectual Property Rights being licensed by QUALCOMM, (a) all claims of any patents (foreign and domestic) which were issued or applied for on or before the Effective Date and which constitute Commercially Necessary IPR and (b) all copyright, trade secret, know-how, technical assistance and other intellectual property rights which constitute Commercially Necessary IPR and which may be furnished by QUALCOMM to LICENSEE pursuant to and during the term of this Agreement and (2) with respect to the Intellectual Property Rights being

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licensed by LICENSEE, (a) all claims of any patents (foreign and domestic) which are now issued or which are applied for on or before the Effective Date and which constitute Commercially Necessary IPR and (b) all copyright, trade secrets, know-how, technical assistance and other intellectual property rights which constitute Commercially Necessary IPR and which may be furnished by LICENSEE to QUALCOMM pursuant to and during the term of this Agreement.

“Intellectual Property Rights” means patents, copyrights, trade secrets, know-how and other intellectual property rights.

“InterDigital” means InterDigital Communications Corporation, InterDigital Patents Corporation and/or InterDigital Technology Corporation.

“InterDigital’s Excluded Patents” means those claims of each of InterDigital’s existing and future patents which cover (i) overlay, (ii) interference cancellation, (iii) trellis, PASM and TASM coding/decoding and (iv) wireless telephone debit card systems. As of November 2, 1994, existing patents of InterDigital which have claims covering the subject matter of (i), (ii), (iii) and (iv) (and are therefore InterDigital’s Excluded Patents) are U.S. Patent Nos. 5,351,249; 4,849,974; 4,849,976; 5,359,182; 5,161,168; 5,333,191; 5,235,670; 5,072,308; 4,974,099; 4,953,197; 5,185,762; 5,228,053; 4,796,260 and their foreign counterparts.

“InterDigital’s Five Patents” means U.S. Patent Nos. 5,228,056; 5,166,951; 5,093,840; 5,119,375; and 5,179,571 and any continuation, continuation-in-part and divisional application based on such patents, and any foreign counterparts of such patents, continuations, continuations-in-part or divisional applications.

“InterDigital Included Patents” means, with the exclusion of InterDigital’s Excluded Patents, (i) every patent issued on or before March 7, 1995 (including utility models, but excluding design patents and design registrations) in the world owned or licensable by InterDigital (including but not limited to InterDigital’s Five Patents), and (ii) any subsequently issued patent (including utility models, but excluding design patents and design registrations) (whether issued to InterDigital or a third party) in the world owned or licensable by InterDigital which claims or discloses an invention contained in a patent application filed or acquired by InterDigital anytime prior to March 8, 1995 (“Subsequently Issued InterDigital Patents”), and any counterparts (foreign or domestic) to any such Subsequently Issued InterDigital Patents whenever such counterparts are applied for, and (iii) any continuation, continuation-in-part or divisional application based on any patent falling within (i) or (ii) above, whether such continuation, continuation-in-part or divisional application is filed during or after March 8, 1995. In the event of an acquisition of InterDigital by a third party, InterDigital Included Patents shall not be construed to cover any patents or patent applications owned by such third party prior to the acquisition of InterDigital.

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“InterDigital’s Patents” means (i) with respect to those Subscriber Units Sold by LICENSEE which incorporate CDMA ASICs purchased from QUALCOMM, the InterDigital Included Patents and (ii) with respect to those Subscriber Units Sold by LICENSEE which do not incorporate CDMA ASICs purchased from QUALCOMM, InterDigital’s Five Patents.

“IS-95 Related Systems” means IS-95 and any single carrier system with a spreading bandwidth not greater than 1.25 Mhz and based on or derived from IS-95.

“LICENSEE” means Axesstel, Inc., a California corporation.

“LICENSEE’s Intellectual Property” means LICENSEE’s Technically Necessary IPR and LICENSEE’s Included Commercially Necessary IPR.

“Masks” and “Mask Sets” mean the mask sets for Components and/or the computer output data used to generate the mask sets for Components.

“Net Selling Price”, with respect to each Subscriber Unit Sold by LICENSEE, shall mean one of the following, whichever is applicable:

(a) When Sold by LICENSEE to a Purchaser [***]

(b) When Sold by LICENSEE to a person or entity that is not a Purchaser (a “Related Buyer”), [***]

(c) When retained by LICENSEE for its own use or lease, or when Sold by LICENSEE to a Related Buyer for its own use or lease, [***]

“Party” shall individually mean QUALCOMM or LICENSEE and the term “Parties” shall collectively mean QUALCOMM and LICENSEE.

“Philips” shall mean Philips Electronics N.V., a company existing under the laws of the Netherlands.

“Philips” CDMA Technically Necessary Patents” means claims of any patents which Philips (or any of its Affiliates) own or have the right to license that are

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essential or claimed by Philips or any of its Affiliates to be essential to the manufacture, use or sale of Subscriber Units (i.e., must necessarily be infringed upon in order to comply with the CAI). Notwithstanding anything to the contrary herein, the term “Philips CDMA Technically Necessary Patents” at a minimum includes U.S. patent numbers: 4,633,509, 4,765,753, and 5,140,638, and their foreign counterparts.

“Physical Layer” shall have the same meaning as given in the TIA’s IS-95 digital cellular standard.

“QUALCOMM” means QUALCOMM Incorporated, a Delaware corporation.

“QUALCOMM’s Intellectual Property” means QUALCOMM’s Technically Necessary IPR and QUALCOMM’s Included Commercially Necessary IPR and InterDigital’s Patents; provided that, notwithstanding the foregoing, the term “QUALCOMM’s Intellectual Property” shall not include any intellectual property, including but not limited to patents, owned by SnapTrack, Inc.

“Qualifying Subscriber Unit” means a Subscriber Unit which contains and incorporates a CDMA ASIC purchased by LICENSEE from QUALCOMM.

“Selling Price” means the gross selling price and/or value of other consideration [***] for each Subscriber Unit in the form in which it is Sold (whether or not assembled and without excluding therefrom any Components or subassemblies thereof which are included with such Subscriber Unit) deducting therefrom only the following items incurred upon the Sale and delivery of such Subscriber Unit. [***] If Subscriber Units are Sold in combination with other separate and distinct products or services (the “Other Products”), the Selling Price for such Subscriber Units (the “Combined Subscriber Units”) shall be the average Selling Price which LICENSEE charged to Purchasers for Subscriber Units (of the same or substantially the same quality and quantity) that were Sold without being combined with other products or services in the most recent calendar quarter in which Sales were made. If no such Subscriber Units have been Sold to a Purchaser in the same or any previous calendar quarter to permit the fair determination of an arm’s length price, then the Selling Price for such Combined Subscriber Units shall be the Selling Price charged by LICENSEE for such Combined Subscriber Units less only those actual costs of the Other Products that LICENSEE can clearly and convincingly prove were not part of the consideration allocated to the Sale of the Subscriber Unit

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being combined with other products or services, but in no case less than the fair market value of the Subscriber Unit. For the purpose of this definition, “Sold in combination with” shall mean [***] “Sold,” “Sale,” “Sell” means put into use, sold, leased or otherwise transferred and a sale shall be deemed to have occurred upon first use, shipment or invoicing, whichever shall first occur.

“Subscriber Unit” means a Complete CDMA Telephone or a CDMA Modem Card, and “Subscriber Units” means Complete CDMA Telephones and/or CDMA Modem Cards.

“Supply Agreement” means a Component Supply Agreement entered into between QUALCOMM and LICENSEE.

‘Technically Necessary IPR” means all claims of any patents (foreign and domestic), issued on, prior to or after the Effective Date which (i) the Party and/or its Affiliates has the right to license to the other Party without payment of royalties or any other consideration to any third party and (ii) are essential to the manufacture, use or sale of Subscriber Units and/or Components which comply with the specifications of the CAI (i.e., must be infringed upon in order to comply with the CAI); but the term Technically Necessary IPR does not include any trade name, trademark, service mark, or similar symbols, abbreviation, contractions or simulations identifying the Party and its Affiliates (except as set forth in Section 8, if the Party is QUALCOMM).

“Wireless” and “Wireless Applications” means terrestrial-based, land mobile, wireless telecommunications applications which are based upon the CAI, including but not limited to cellular, personal communications services (PCS), Wireless Local Loop and wireless PABX applications. Notwithstanding the’ foregoing, the terms “Wireless” and/or “Wireless Applications” shall not include (i) satellite applications (defined as any application which utilizes a direct connection between the Subscriber Unit and any satellite), and/or (ii) Cordless Telephone Applications (defined as applications not dependent on use of a switch, including but not limited to a PABX switch, for interface to the public network).

“Wireless Local Loop” or “Wireless Local Loop Applications” means terrestrial-based, fixed wireless telephone applications which are based on the CAI and are not capable of performing or supporting handoff or mobility. Notwithstanding the foregoing, the term “Wireless Local Loop” shall not include (i) satellite applications (defined as any application which utilizes a direct connection between the Subscriber Unit and any satellite), and/or (ii) Cordless Telephone

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Applications (defined as applications not dependent on use of a switch, including but not limited to a PABX switch, for interface to the public network).

2.	TERM OF AGREEMENT.

This Agreement shall commence upon the Effective Date and, unless otherwise terminated or canceled as provided herein, shall continue in full, force and effect thereafter.

3.	LICENSE FEES TO QUALCOMM.

In partial consideration of the rights granted to LICENSEE under this Agreement, LICENSEE shall pay an up-front license fee to QUALCOMM in the amount of [***] (the “Up-Front License Fee”). [***]

4	DOCUMENTATION AND OTHER DELIVERABLES; TECHNICAL ASSISTANCE.

4.1 Documentation. In full satisfaction of its obligations to deliver documentation to LICENSEE, QUALCOMM shall promptly deliver to LICENSEE the documentation described in Exhibit B, a copy of which is attached hereto.

4.2 Limitation on Deliverables. Nothing herein shall require the delivery of any documentation not otherwise specified, including but not limited to: (a) any Mask Sets developed by QUALCOMM, (b) any micro-code for embedded processors or (c) any of the detailed algorithms for the Components or the Subscriber Unit microprocessor.

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4.3 Representations and Limitations on Furnished Information. QUALCOMM shall use-reasonable commercial efforts to verify the accuracy of the information furnished by it hereunder, but QUALCOMM shall not be liable for damages arising out of or resulting from anything made available hereunder or the use thereof nor be liable to LICENSEE for consequential, special or incidental damages under any circumstances. The sole obligation of QUALCOMM with respect to such information shall, subject to the other provisions herein or in other written agreements between the Parties, be to furnish it to LICENSEE. QUALCOMM shall have no responsibility for the ability of LICENSEE to use such information, the quality or performance of the products produced therefrom by LICENSEE, or the claims of third parties arising from the use of such products or information. QUALCOMM does not warrant and shall not be responsible for any design, specification, drawing, blueprint, reproduced tracing, or other data or information furnished by it to LICENSEE, except that it shall furnish such in good faith to the best of QUALCOMM’s knowledge and ability. QUALCOMM represents and warrants that it has the right to transfer the information furnished by it hereunder and that such information does not infringe any third party’s copyrights or misappropriate any third party’s trade secrets.

4.4 Technical Meetings and Assistance. During the first year after the Effective Date of this Agreement, upon written request from LICENSEE with reasonable advance written notice, QUALCOMM shall provide LICENSEE at no charge up to an aggregate of one hundred (100) man-hours of technical assistance at QUALCOMM’s facilities in San Diego to respond to LICENSEE’S reasonable questions or comments, with no more than five (5) meeting days in any thirty (30) day period. After such 100 man-hours of technical assistance have been used or the first year has expired, QUALCOMM shall provide reasonable amounts of technical assistance to LICENSEE on an as available basis and at QUALCOMM’s then standard rates for providing such technical assistance. In such event, QUALCOMM shall be permitted to invoice LICENSEE for such charges on a bi-weekly basis. Payment by LICENSEE with respect to such invoices shall be on a “net-30 day” basis after the date of the invoice. QUALCOMM may terminate such additional technical assistance at any time upon written notice to LICENSEE. This Agreement shall not require QUALCOMM to provide any technical assistance relating to the design of Components or any technical assistance not related to Subscriber Units.

5.	QUALCOMM LICENSE.

5.1 Grant of License From QUALCOMM. Subject to the terms and conditions of this Agreement, including but not limited to timely payment of the license fees and royalties set forth herein, QUALCOMM hereby grants to LICENSEE a personal, nontransferable [***] worldwide and nonexclusive license under

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QUALCOMM’s Intellectual Property (a) to make (and have made), import, use and sell, lease or otherwise dispose of Complete CDMA Telephones solely for Wireless Local Loop Applications, (b) to make (and have made), import, use and sell, lease or otherwise dispose of CDMA Modem Cards solely for Wireless Applications, and (c) to make (and have made) Components (provided such Components have been exclusively designed by LICENSEE and which design is owned and used exclusively by LICENSEE) and import, use and sell, lease and otherwise dispose of Components but only if such Components are included as part of and within complete Subscriber Units Sold by LICENSEE (or as replacement parts for Subscriber Units previously sold by LICENSEE). No other, further or different license is hereby granted or implied.

5.1.1 InterDigital’s Patents. The license granted by QUALCOMM under Section 5.1 with respect to InterDigital’s Patents is subject to all other limitations set forth in this Agreement which are applicable to all of QUALCOMM’s Intellectual Property licensed hereunder and is also subject to the following limitations:

a. No provision set forth herein shall be construed so as to grant any right or license under InterDigital’s Included Patents with respect to time division multiple access (TDMA) technology; provided, however, that such limitations shall not in any way limit any of the rights granted under this Agreement to utilize InterDigital’s Patents to implement the CDMA (or non-TDMA) aspects of any Subscriber Units, even if such Subscriber Units include TDMA; provided, however, in such case only the non-TDMA use of such Subscriber Unit will be licensed under InterDigital’s Patents. By way of example, if a Subscriber Unit can operate in both IS-54 (TDMA) and IS-95 (CDMA) modes, the use of such Subscriber Unit in the IS-54 TDMA mode would not be licensed.

b. With respect to those Subscriber Units manufactured and Sold by LICENSEE which do not incorporate CDMA ASICs purchased from QUALCOMM (the “Non-CDMA ASIC Subscriber Units”), the license granted by QUALCOMM under InterDigital’s Patents may terminate in accordance with the provisions set forth below:

i. After November 2, 1996. If, at any time after November 2, 1996, LICENSEE (or its Affiliate) initiates a CDMA patent infringement lawsuit against InterDigital or its affiliates (or their customers) asserting that any product manufactured and sold by InterDigital for use in non-IS-95 based wireless applications infringes any patents and LICENSEE (or its Affiliate) does not prevail in such lawsuit, then the license under InterDigital’s Patents granted by QUALCOMM to LICENSEE under this Agreement, with respect only to Non-CDMA ASIC Subscriber Units, shall immediately terminate.

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ii. Subscriber Units that Contain QUALCOMM’s CDMA ASICs. Notwithstanding whether or not the license under InterDigital’s Patents terminates as to Non-CDMA ASIC Subscriber Units, as set forth in paragraph b. i. above, Subscriber Units manufactured and Sold by LICENSEE which do incorporate CDMA ASICs purchased from QUALCOMM will remain licensed under InterDigital’s Patents pursuant to Section 5.1.

c. The license under InterDigital’s Patents is limited to use in Wireless Applications which spread the CDMA signal over not more than a 10 MHz bandwidth.

5.2 Royalties for CDMA Subscriber Units. In partial consideration for such license from QUALCOMM, LICENSEE shall pay to QUALCOMM, [***] an amount equal to the percentage of the Net Selling Price for each Subscriber Unit set forth below that is Sold during such calendar quarter by LICENSEE. The percentage of the Net Selling Price payable to QUALCOMM for each Subscriber Unit Sold shall be determined each calendar quarter using the following schedule: [***]

Royalties shall be payable on Subscriber Units Sold by LICENSEE regardless of whether the use or incorporation of QUALCOMM’s Intellectual Property arises from the use of one or more Components from whomsoever purchased by LICENSEE.

5.2.1 Minimum Royalty on CDMA Modem Cards. Notwithstanding the applicable royalty for the Sale of any Subscriber Units that are CDMA Modem Cards applying the royalty rate under Section 5.2 above, in no case shall the actual royalty payable to QUALCOMM for each CDMA Modem Card Sold by LICENSEE be an amount which is less than [***]

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5.3 Right To Sublicense Affiliates. LICENSEE shall have the right to grant sublicenses only to Affiliates of LICENSEE with respect to any rights conferred upon LICENSEE under this Agreement; provided, however, that (i) LICENSEE shall not have the right to grant sublicenses to any Affiliate that is [***] of LICENSEE without first obtaining QUALCOMM’s written approval, which approval shall be at QUALCOMM’s sole discretion, and (ii) any such sublicense shall be subject in all respects to the restrictions, exceptions, royalty and other payment obligations, reports, termination provisions, and other provisions contained in this Agreement. LICENSEE shall also pay or cause its Affiliates to pay the same royalties on all Subscriber Units Sold by its Affiliates as if LICENSEE had Sold such Subscriber Units. LICENSEE shall report to QUALCOMM the Net Selling Price for all Subscriber Units Sold by each such Affiliate. LICENSEE, in addition to its Affiliates, shall be responsible and liable to QUALCOMM in the event that any of its Affiliates fails under any such sublicense to honor and comply with all obligations of LICENSEE as though said obligations were made expressly applicable to the Affiliate. Any sublicense by LICENSEE to an Affiliate of LICENSEE shall terminate immediately if such Affiliate ceases to be an Affiliate of LICENSEE. Except as set forth above, LICENSEE shall have no right to sublicense any of QUALCOMM’s Intellectual Property or any of the rights conferred upon LICENSEE under this Agreement.

5.4 [***]

5.5 [***]

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5.6 Taxes. Any taxes, duties or imposts other than income or profits taxes assessed or imposed upon the sums due hereunder in the United States, shall be borne and discharged by LICENSEE and no part thereof shall be deducted from the amounts payable to QUALCOMM under any clause of this Agreement, said amounts to be net to QUALCOMM, free of any and all deductions. Notwithstanding the foregoing, in the event sums payable under this Agreement (other than the Up-Front License Fees payable under Section 3) become subject to income or profits taxes under the tax laws of any country and applicable treaties between the United States and such country, LICENSEE may, if and to the extent required by law, withhold from each payment the amount of said income or profits taxes due and required to be withheld from each payment. LICENSEE will furnish and make available to QUALCOMM relevant receipts regarding the payment of any country taxes paid over to any country’s government on behalf of QUALCOMM. Such tax receipts will clearly indicate the amounts that have been withheld from the gross amounts due to

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QUALCOMM. Any and all other taxes, levies, charges or fees will be paid by LICENSEE for its own account.

5.7 Conversion to U.S. Dollars. Royalties shall be paid in U.S. dollars. To the extent that the Net Selling Price for Subscriber Units Sold by LICENSEE outside of the United States is paid to LICENSEE other than in U.S. dollars, LICENSEE shall convert the portion of the royalty payable to QUALCOMM from such Net Selling Price into U.S. dollars at the official rate of exchange of the currency of the country from which the Net Selling Price was paid, as quoted by the U.S. Wall Street Journal (or the Chase Manhattan Bank or another agreed-upon source if not quoted in the Wall Street Journal) for the last business day of the calendar quarter in which such Subscriber Units were Sold. If the transfer of or the conversion into U.S. dollars is not lawful or possible, the payment of such part of the royalties as is necessary shall be made by the deposit thereof, in the currency of the country where the sale was made on which the royalty was based to the credit and account of QUALCOMM or its nominee in any commercial bank or trust company of QUALCOMM’s choice located in that country, prompt notice of which shall be given by LICENSEE to QUALCOMM.

5.8 Purchases by LICENSEE from QUALCOMM. LICENSEE hereby acknowledges and agrees that the terms and conditions set forth in a Supply Agreement shall apply to the sale of any CDMA-related product which QUALCOMM may agree to sell to LICENSEE and/or its Affiliates, including but not necessarily limited to any Subscriber Unit and/or Component. LICENSEE and /or its Affiliates shall use any Component purchased from QUALCOMM only in Subscriber Units Sold by LICENSEE and/or its Affiliates in accordance with this Agreement and the Supply Agreement and such use of any Component containing any of QUALCOMM’s Intellectual Property shall require the payment of royalties as set forth in Section 5.2 of this Agreement. If LICENSEE or its Affiliates desires to purchase any such products, it shall issue a purchase order (a “PO”) to QUALCOMM. Each PO shall state the quantity of items ordered, the price most recently quoted by QUALCOMM and the desired delivery schedule. QUALCOMM shall accept or reject any such PO within twenty (20) days after receipt thereof. No PO shall be binding upon QUALCOMM until accepted by QUALCOMM and in no event shall QUALCOMM be bound by any terms contained in any PO which are in addition to or inconsistent with the terms and conditions set forth in the Supply Agreement and any such additional or inconsistent terms and conditions shall be of no force and effect, unless otherwise expressly agreed to in writing by an authorized officer of QUALCOMM. Each PO accepted by QUALCOMM, excluding any such additional or inconsistent terms and conditions, this Agreement and the terms and conditions set forth in the Supply Agreement shall constitute the entire agreement between LICENSEE and QUALCOMM with respect to the purchase, sale and delivery of any such products.

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5.9 Philips Covenant Not to Assert. QUALCOMM hereby represents and warrants that Philips, on behalf of itself and its Affiliates, covenants that Philips and its Affiliates will not assert any of the Philips’ CDMA Technically Necessary Patents against LICENSEE’s (or, if sublicensed in accordance with Section 5.3 of this Agreement, LICENSEE’s Affiliates’) manufacture, use, sale, or importation of Qualifying Subscriber Units solely for Wireless Applications; provided, however, that Philips and/or its Affiliates may assert the Philips’ CDMA Technically Necessary Patents against LICENSEE if LICENSEE asserts any of its patents against Philips or its Affiliates and any of their telephone products or if LICENSEE initiates a declaratory judgment action, reexamination proceedings or opposition proceedings challenging the validity of any of the Philips’ CDMA Technically Necessary Patents. Nothing in this Section 5.9 shall prohibit, limit or covenant against Philips’ rights to assert any of its patents against LICENSEE or its Affiliates for infringement relating to any time division multiple access (TDMA) equipment or system (including, without limitation, GSM, IS-54, PCS-1800, and PCS-1900).

5.10 Ericsson Patents.

5.10.1 Ericsson Patents Sublicensed. The term “Ericsson’s Patents” means all of the following patents which are owned or sublicenseable by Ericsson without payment of any royalty or other consideration to a third party: (a) Ericsson’s patents which, but for the sublicenses granted under Section 5.10.2 below, would be infringed by the use of QUALCOMM’s Chipset for their intended purposes (the “Ericsson Chipset Patents”), and (b) Ericsson’s Essential Patents which are, or are claimed by Ericsson to be, essential to IS-95 Rev A or Rev B, whether or not such Essential Patents are infringed by the use of QUALCOMM’s Chipset (the “Other Ericsson Patents”). For example, by incorporating QUALCOMM’s existing (as of the Effective Date) Chipset into a Subscriber Unit Sold by LICENSEE, the Ericsson’s Patents sublicensed to LICENSEE would include, but not necessarily be limited to all of the following patents that Ericsson asserted against QUALCOMM in litigation: U.S. Patent Nos. 5,088,108 (RE 36,017), 5,209,528 (RE 36,079), 5,148,485, 5,193,140, 5,230,003, 5,239,557, 5,282,250,5,327,577 (RE 36,078), 5,390,245, 5,430,760, and 5,551,073, and their foreign counterparts, reissuances, divisional, continuations and continuations in part.

The term “Essential Patents” means those patents (in any country of the world) as to which it is, or is claimed by the patent owner to be, not possible on technical (but not commercial) grounds, taking into account normal technical practice and the state of the art generally available at the time of adoption or publication of the relevant standard for CDMA Applications, to make, sell, lease, otherwise dispose of, repair, use or operate equipment or methods which comply with such standard without infringing such patent.

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5.10.2 Sublicense Under Ericsson’s Patents. The following sublicense is granted subject to the terms and conditions of this Agreement (including but not limited to the payment of royalties hereunder in accordance with Section 5.2) and Section 5.10.3 below: With respect only to those Subscriber Units Sold by LICENSEE and its Affiliates that contain QUALCOMM’s Chipset, QUALCOMM hereby grants to LICENSEE a sublicense under all of the Ericsson Chipset Patents solely for CDMA Applications and under all of the Other Ericsson Patents solely for IS-95 Related Systems to make (and Have Made), use, sell, offer for sale, lease or otherwise dispose of, and import Subscriber Units into which QUALCOMM’s Chipset is incorporated. Notwithstanding the foregoing, no right or sublicense is being granted for or may be extended under patents that apply to the portion of any product that implements an air interface other than CDMA or analog (e.g., no rights and sublicenses are granted for or may be extended under patents that apply to the GSM part of any product).

5.10.3 Non-Assertion Against Ericsson The sublicense granted to LICENSEE under Section 5.10.2 above shall continue only so long as LICENSEE and its Affiliates do not assert, either in litigation or by a direct communication, any Essential Patents for CDMA Applications against Ericsson’s CDMA subscriber, infrastructure or test equipment products, or if in the case of such litigation or assertion LICENSEE dismisses such litigation or withdraws such assertion or offers a royalty-free license under such patents within thirty (30) days after QUALCOMM’s receipt of notice from Ericsson of such litigation or communication.

6.	LICENSEE’S LICENSE.

6.1 Grant of License from LICENSEE. Subject to the terms and conditions of this Agreement, LICENSEE hereby grants to QUALCOMM a personal, nontransferable, worldwide, nonexclusive, fully-paid and royalty free license under LICENSEE’s Intellectual Property to (a) make (and have made), import, use and sell, lease or otherwise dispose of Subscriber Units, and (b) make (and have made), import, use, sell, lease or otherwise dispose of Components. No other, further or different license is hereby granted or implied. Notwithstanding anything to the contrary in this Agreement, QUALCOMM may assign the licenses from LICENSEE under this Section 6.1 as to Components to any successor (by purchase, divestiture, merger or otherwise) to all or substantially all of QUALCOMM’s Components business. QUALCOMM shall give prompt written notice to LICENSEE of any such assignment.

6.2 Right To Sublicense Affiliates. In addition to Section 6.3, QUALCOMM shall have the right to grant sublicenses only to Affiliates of QUALCOMM with respect to any rights conferred upon QUALCOMM under this Agreement; provided, however, that any such sublicense shall be subject in all respects to the restrictions, exceptions, termination provisions, and other

17	QUALCOMM Proprietary

provisions contained in this Agreement. QUALCOMM, in addition to its Affiliates, shall be responsible and liable to LICENSEE in the event that any of its Affiliates fails under any such sublicense to honor and comply with all obligations of QUALCOMM as though said obligations were made expressly applicable to the Affiliate. Except as set forth above, QUALCOMM shall have no right to sublicense any of LICENSEE’s Intellectual Property. Any sublicense by QUALCOMM to an Affiliate of QUALCOMM shall terminate immediately if such Affiliate ceases to be an Affiliate of QUALCOMM.

6.3 Covenant Not to Assert. LICENSEE hereby covenants that neither it nor its Affiliates will assert any of LICENSEE’s or its Affiliates rights in Technically Necessary IPR against any of QUALCOMM’s other Subscriber Unit or ASIC licensees (the “Authorized Licensees”) which (a) use any of LICENSEE’s Technically Necessary IPR to make, use and sell Subscriber Units and/or Components for Wireless Applications and (b) have agreed with QUALCOMM to a similar undertaking not to assert claims against LICENSEE and its Affiliates. LICENSEE does not by this Section 6.3 agree, on behalf of itself or its Affiliates, to waive its rights to assert any of its rights against any Authorized Licensee for using any of LICENSEE’s Commercially Necessary IPR. Any Authorized Licensee that has agreed with QUALCOMM to a similar undertaking not to assert claims shall be regarded as a third party beneficiary of this Section 6.3. QUALCOMM will promptly notify LICENSEE of any Authorized Licensees that have agreed to such a similar undertaking.

6.4 License Of Future Commercially Necessary IPR. Each Party agrees that, to the extent it makes licenses of Future Commercially Necessary IPR generally available to third parties, it will, if requested by the other Party, offer such licenses to the other Party on commercially reasonable terms and conditions.

7.	[***] EFFORTS TO MARKET AND SELL.

LICENSEE shall use [***] efforts to market, promote and sell Subscriber Units on a worldwide basis.

8.	MARKING; LABEL.

8.1 Patent Markings. LICENSEE agrees to affix to the exterior or the interior of the transceiver unit of each Subscriber Unit and the package containing such Subscriber Unit a legible notice reading: “Licensed by QUALCOMM Incorporated under one or more of the following Patents,” followed by a list of applicable patent numbers taken from the list of QUALCOMM’s patents or as may otherwise be instructed by QUALCOMM.

8.2 Logo. Attached hereto as Exhibit C is the CDMA designated logo (the “Logo”). The Parties agree that QUALCOMM is the owner of the Logo.

*** Confidential treatment requested

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QUALCOMM claims all common law trademarks in the Logo and has filed, or will file, applications to obtain trademark registration for the Logo. If, for whatever reason, registrations are not granted or use of the Logo is deemed by QUALCOMM to be inadvisable, QUALCOMM shall have the right to either designate a new logo, subject to LICENSEE’s approval, which approval shall not be unreasonably withheld, or terminate LICENSEE’s right to use the Logo, or continue LICENSEE’s right to use the Logo under QUALCOMM’s common law rights. Until the Logo is properly registered, LICENSEE shall acknowledge QUALCOMM’s ownership of same by displaying a superscript “TM” to the Logo (e.g., Logo ™), or stating that “the Logo is a trademark of QUALCOMM Incorporated.

8.3 Logo Display. Unless otherwise notified by QUALCOMM as set forth in Section 8.2 above, LICENSEE shall prominently display the Logo, on the exterior of each Subscriber Unit Sold by it. The exact exterior location and size shall be subject to LICENSEE’s reasonable discretion, provided that the Logo shall be readable and shall be permanently affixed. The Logo shall be designed to remain visibly displayed on the exterior of the Subscriber Unit.

8.4 Trademark Limitation. LICENSEE does not hereby acquire, and shall not attempt to acquire, by registration, use or otherwise, the Logo, or any confusingly similar mark, or any other trademark, service mark or trade name of or used by QUALCOMM, or any confusingly similar mark.

9.	QUALITY CONTROL.

9.1 General Quality of Subscriber Units. Throughout the term of this Agreement, LICENSEE shall maintain, for the Subscriber Units manufactured or Sold by it, at least the same manufacturing, servicing and quality standards currently utilized by LICENSEE in connection with its analog subscriber units.

9.2 Standards Compliance Testing. LICENSEE represents and warrants that the Subscriber Units and Components that it makes or has made will adhere with and conform to, in all respects, the specifications contained in the CAI and that LICENSEE shall comply with the rules, regulations or other requirements set by such authorized standards body. LICENSEE shall, at QUALCOMM’s reasonable written request, permit QUALCOMM or entities designated by QUALCOMM and accepted by LICENSEE, which acceptance shall not be unreasonably withheld or delayed, to perform tests of LICENSEE’s Subscriber Units to ensure compliance and conformity with the CAI. If such tests indicate material noncompliance or nonconformity therewith, such tests shall be at LICENSEE’s cost and LICENSEE shall reimburse QUALCOMM for any such reasonable tests performed by QUALCOMM at QUALCOMM’s then standard rates for such services; provided that the total fees for each such test performed shall not exceed $10,000 for each test. Nonconforming Subscriber Units, if any,

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shall not be sold or marketed by LICENSEE until the non-conformity is corrected.

10.	INFORMATION.

10.1 Restrictions on Disclosure and Use. All documentation and technical and business information and intellectual property in whatever form recorded that a Party does not wish to disclose without restriction (“Information”) shall remain the property of the furnishing Party and may be used by the receiving Party only as follows. Such Information (a) shall not be reproduced or copied, in whole or part, except for use as expressly authorized in this Agreement; and (b) shall, together with any full or partial copies thereof, be returned or destroyed when no longer needed or upon any termination of this Agreement, and (c) shall be disclosed only to employees or agents of a Party with a need to know. Moreover, such Information shall be used by the receiving Party only for the purpose of performing under this Agreement or in the exercise of its rights it may receive under the provisions of this Agreement. Unless the furnishing Party consents in this Agreement or otherwise in writing, such Information shall be held in strict confidence by the receiving Party. The receiving Party may disclose such Information to other persons, upon the furnishing Party’s prior written authorization, but solely to perform acts which this clause expressly authorizes the receiving Party to perform itself and further provided such other person agrees in writing (a copy of which writing will be provided to the furnishing Party at its request) to the same conditions respecting use of Information contained in this clause and to any other reasonable conditions requested by the furnishing Party. These restrictions on the use or disclosure of Information shall not apply to any Information: (i) which can be proven to be or have been independently developed by the receiving Party or lawfully received free of restriction from another source having the right to so furnish such Information; or (ii) after it has become generally available to the public without breach of this Agreement by the receiving Party; or (iii) which at the time of disclosure to the receiving Party was known to such Party free of restriction and clearly evidenced by documentation in such Party’s possession; or (iv) which the disclosing Party agrees in writing is free of such restrictions.

10.2 Scope of Information. Information is subject to this Section 10 whether delivered orally or in tangible form and without regard to whether it has been identified or marked as confidential or otherwise subject to this Section 10. Each Party agrees to use its best efforts to mark or otherwise identify proprietary all Information they desire to be subject to the terms of this clause before furnishing it to the other Party. And, upon request, a Party shall promptly identify whether specified information must be held by the requesting Party subject to this clause. Information which is delivered orally shall be summarized in writing by the disclosing Party and delivered to the receiving Party within forty-five (45) days after disclosure thereof.

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10.3 Furnishing Information to Third Parties. Nothing herein shall be deemed to bar disclosure of Information by a receiving Party to third parties, with written consent of the furnishing Party, if such disclosure is reasonably necessary for enjoyment of the disclosing Party’s rights to use Intellectual Property Rights licensed under this Agreement, and provided that each such third party agrees in writing to protect the Information under terms and conditions comparable, in all material respects, to the terms contained in this Section 10 and Section 18 with respect to survivability.

11.	DISCLAIMER/ LIMITATION OF LIABILITY.

11.1 EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTIES IN THIS AGREEMENT AS TO PRODUCTS, TECHNOLOGY, MATERIALS, SERVICES, INFORMATION OR OTHER ITEMS IT FURNISHES TO THE OTHER PARTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR THAT SUCH ITEMS ARE FREE FROM THE RIGHTFUL CLAIM OF ANY THIRD PARTY, BY WAY OF INFRINGEMENT OR THE LIKE.

EXCEPT IN THE CASE OF A BREACH OF SECTION 10 OF THIS AGREEMENT BY LICENSEE, NEITHER PARTY SHALL NOT BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, CONSEQUENTIAL OR ANY OTHER INDIRECT LOSS OR DAMAGE ARISING OUT OF THIS AGREEMENT OR ANY RESULTING OBLIGATION OR THE USE OF ANY INTELLECTUAL PROPERTY RECEIVED HEREUNDER, WHETHER IN AN ACTION FOR OR ARISING OUT OF BREACH OF CONTRACT, FOR TORT, OR ANY OTHER CAUSE OF ACTION. EITHER PARTY (THE “DISCLOSING PARTY”) SHALL BE PERMITTED TO ENJOIN THE UNAUTHORIZED USE BY THE OTHER PARTY OF ANY OF DISCLOSING PARTY’S INFORMATION.

11.2 Negation of Representation and Warranties. Except as expressly provided herein, nothing contained in this Agreement shall be construed as (a) requiring the filing of any patent application, the securing of any patent or the maintaining of any patent in force; (b) a warranty or representation by either Party as to the validity or scope of any patent, copyright or other intellectual property right; (c) a warranty or representation that any manufacture, sale, lease, use or importation will be free from infringement of patents, copyrights or other intellectual property rights of others, and it shall be the sole responsibility of LICENSEE to make such determination as is necessary with respect to the acquisition of licenses under patents and other intellectual property of third parties; (d) an agreement to bring or prosecute actions or suits against third parties for infringement; (e) an obligation to furnish any manufacturing assistance; or (f) conferring any right to use, in advertising, publicity or

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otherwise, any name, trade name or trademark, or any contraction, abbreviation or simulation thereof (other than as set forth in Section 8).

12.	INDEMNITY FOR DAMAGE TO PERSONS, PROPERTY OR BUSINESS.

12.1 Indemnification by LICENSEE. LICENSEE shall indemnify, defend and hold QUALCOMM harmless from, any and all claims, judgments, liabilities, costs and expenses (including attorneys’ fees) arising out of or related, directly or indirectly, to any injury, loss or damage to persons, property or business arising from, relating to, or in any way connected with, any Subscriber Units or Components which LICENSEE or its Affiliates manufactures or has manufactured and sells to a third party or its Affiliate. LICENSEE agrees to indemnify and hold harmless QUALCOMM against all liability or responsibility to LICENSEE or to others for any failure in production, design, operation or otherwise of products manufactured by or on behalf of LICENSEE and Sold to third parties, except if such liability or responsibility is due to infringement claims with respect to QUALCOMM’s Intellectual Property.

12.2 Indemnification by QUALCOMM. QUALCOMM shall indemnify, defend and hold LICENSEE harmless from, any and all claims, judgments, liabilities, costs and expenses (including attorneys’ fees) arising out of or related, directly or indirectly, to any injury, loss or damage to persons, property or business arising from, relating to, or in any way connected with, any Subscriber Units or Components which QUALCOMM manufactures or has manufactured and sells to a third party or its Affiliate. QUALCOMM agrees to indemnify and hold harmless LICENSEE against all liability or responsibility to QUALCOMM or to others for any failure in production, design, operation or otherwise of products manufactured by or on behalf of QUALCOMM and Sold to third parties, except if such liability or responsibility is due to infringement claims with respect to LICENSEE’s Intellectual Property.

12.3 Notice, Defense and Cooperation. The party seeking indemnification under Section 12.1 or 12.2 above shall provide the indemnifying party with prompt notice of any claim within such provisions, shall give the indemnifying party the full right to defend any such claim and shall cooperate fully in such defense.

13.	TERMINATION.

13.1 Termination [***] by LICENSEE. [***] provided that the full amount of the Up-Front License Fee and all license fees and royalties which have accrued under the terms of the Agreement shall be due

*** Confidential treatment requested

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and owing and all such amounts and all previous amounts paid are and shall remain non-refundable. In the event of such termination, the license granted under this Agreement by LICENSEE to QUALCOMM under LICENSEE’s Intellectual Property shall survive.

13.2 Termination For Cause by QUALCOMM. QUALCOMM may terminate this Agreement, by written notice to LICENSEE, if LICENSEE shall at any time default in the payment hereunder or the making of any report hereunder, or shall commit any material breach of any covenant, representation, warranty or agreement herein contained, or shall make any false report to QUALCOMM; provided, however, that in the case of any such breach which is capable of being cured, QUALCOMM shall not have a right to terminate this Agreement for cause unless and until LICENSEE shall have failed to remedy any such default, breach or report within thirty (30) days after written notice thereof by QUALCOMM. LICENSEE shall be able to effectuate such cure with respect to a default in the payment of any royalty hereunder no more than five times during the term of this Agreement. Upon termination of this Agreement for cause, LICENSEE shall duly account to QUALCOMM for all royalties and other payments within thirty (30) days of such termination.

13.3 Termination For Cause by LICENSEE. LICENSEE may terminate this Agreement, by written notice to QUALCOMM, if QUALCOMM shall commit any material breach of any material covenant, representation, warranty or agreement herein contained; provided, however, that in the case of any such breach which is capable of being cured, LICENSEE shall not have a right to terminate this Agreement for cause unless and until QUALCOMM shall have failed to remedy any such material breach within thirty (30) days after receipt by QUALCOMM of written notice thereof by LICENSEE.

13.4 Bankruptcy, Dissolution or Liquidation. A Party shall provide written notice (the “Notice”) to the other Party immediately upon the occurrence of any of the following events (the “Events”): (a) insolvency, bankruptcy or liquidation or filing of any application therefor, or other commitment of an affirmative act of insolvency; (b) attachment, execution or seizure of substantially all of the assets or filing of any application therefor; (c) assignment or transfer of that portion of the business to which this Agreement pertains to a trustee for the benefit of creditors; (d) disposition, by sale or assignment of all of its rights, of that portion of the business or the material assets to which this Agreement pertains in violation of Section 15; or (e) termination of its business or dissolution. Either Party shall also have the right to terminate this Agreement with immediate effect by giving written notice of termination to the other Party at any time upon or before the later of (i) sixty (60) days after the occurrence of any of the Events with respect to such other Party (unless such event ceases within such period), or (ii) sixty (60) days after receipt of the Notice (unless such event ceases within such period).

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13.5 Termination of Agreement in the Event of Litigation. QUALCOMM at its option may terminate the license from QUALCOMM to LICENSEE in the event that LICENSEE initiates any litigation against QUALCOMM or its Affiliates or against any other party with respect to QUALCOMM’s or its Affiliates’ products which includes any claim for intellectual property infringement and LICENSEE does not prevail on all such intellectual property infringement claims.

13.6 Rights Upon Termination. Upon any expiration or termination of this Agreement, whether for cause or not, all licenses granted hereunder shall also terminate (except as expressly stated in Section 13.1), and each Party shall immediately (i) cease using any of the other Party’s Intellectual Property and (ii) return or destroy all information and documentation furnished by the other Party to such Party. Any termination or expiration of this Agreement under this Section 13 shall not relieve LICENSEE from its obligation under Section 14 hereof to make a report or from its liability for payment of royalties on Subscriber Units Sold on or prior to the date of such termination or expiration and shall not prejudice the right to recover the full amount of the Up-Front License Fee and any royalties or other sums due or accrued at the time of such termination or expiration and shall not prejudice any cause of action or claim accrued or to accrue on account of any breach or default. Furthermore, any termination or expiration of this Agreement under this Section shall not prejudice the right of QUALCOMM to conduct a final audit of the records of LICENSEE in accordance with the provisions of Section 14 hereof. No termination hereunder shall limit the rights of LICENSEE to sell those Subscriber Units in inventory or in process at the time of termination, subject to payment of the royalty applicable to the sale of such Subscriber Units and continued compliance with the other provisions of this Agreement.

14.	RECORDS AND AUDITS.

14.1 Records. LICENSEE shall keep accurate and complete books and records concerning any Subscriber Units it may sell under this Agreement. As applicable, such books and records shall include the date of transaction involving sales of Subscriber Units, including the number of items Sold. LICENSEE shall require in its agreements with sublicensees that each sublicensee agree to record keeping and audits substantially the same as described in this Section 14. LICENSEE hereby agrees to conduct periodic audits of its sublicensees as requested by QUALCOMM, but in no event more often than once in any given calendar year during the term of this Agreement. The results of such audits (together with all supporting information) shall be included in the records described herein and subject to audit by QUALCOMM as provided in this Section. QUALCOMM shall be an intended third party beneficiary of LICENSEE’s rights of audit with respect to its sublicensees, with all proper authority to enforce such rights directly against any such sublicensee.

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LICENSEE’s agreements with its sublicensees shall expressly state these third party beneficiary rights. LICENSEE shall furnish QUALCOMM [***] after the end of each calendar quarter a certificate, in the form attached hereto as Exhibit A, signed by a responsible official of LICENSEE showing the transactions and corresponding amounts during said calendar quarter and any other information as may be reasonably requested by QUALCOMM.

14.2 Audits. QUALCOMM may, no more than once each calendar year, conduct (itself or through its agent) an audit on reasonable notice of LICENSEE’s applicable books and records to confirm the royalty paid or to be paid to QUALCOMM in accordance with the terms and conditions set forth in Section 5.2 above. The cost of such audit shall be borne by QUALCOMM, unless such audit determines that the LICENSEE has underpaid the royalties due hereunder by the lesser of [***] LICENSEE shall, in addition to paying the deficiency plus late payment charges, pay the cost of such audit. LICENSEE shall preserve and maintain all such books and records required for audit for a period of five (5) years after the calendar quarter for which the books and records apply.

15.	ASSIGNMENT.

Except as provided in this Section, LICENSEE shall not assign this Agreement or any right or interest under this Agreement, nor delegate any obligation to be performed under this Agreement (an “assignment”), without QUALCOMM’s prior written consent, which consent shall be at QUALCOMM’s sole discretion, [***] For purposes of this Agreement, an “assignment” by LICENSEE under this Section shall be deemed to include, without limitation, the following: (a) a change in the beneficial ownership of LICENSEE of greater than fifty percent (50%) (whether in a single transaction or a series of related transactions) if LICENSEE is a partnership, trust, limited liability company or other like entity; (b) the acquisition of more than fifty percent (50%) of any class of LICENSEE’s voting stock (or any class of non-voting security convertible into voting stock) by another party (whether in a single transaction or series of related transactions); or (c) the sale of more than fifty percent (50%) of LICENSEE’s assets (whether in a single transaction or series of related transactions). Any attempted assignment in contravention of this Section 15 shall be void and ineffective.

*** Confidential treatment requested

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16.	COMPLIANCE WITH U.S. REGULATIONS.

Nothing contained in this Agreement shall require or permit LICENSEE or QUALCOMM to do any act inconsistent with the requirements of (a) the regulations of the United States Department of Commerce, or (b) the foreign assets controls or foreign transactions controls regulations of the United States Treasury Department, or (c) of any similar United States law, regulation or executive order as the same may be in effect from time to time. To enable QUALCOMM to export QUALCOMM’s Intellectual Property or technical data to LICENSEE in compliance with the requirements of the Export Administration Regulations (EAR), LICENSEE hereby gives its assurance to QUALCOMM that LICENSEE will not re-export or otherwise disclose, directly or indirectly, any of QUALCOMM’s Intellectual Property or “technical data” received from QUALCOMM, nor allow the direct product thereof to be shipped directly or indirectly to any of the following countries, unless permitted by U.S. law in effect at the time of such export:

Albania	Libya
Afghanistan	Lithuania
Angola
Armenia	Macau
Azerbaijan	Moldova
Belarus	Mongolia
Bulgaria	North Korea
Cambodia	People’s Republic Of China
Cuba	Romania
Estonia	Russia
Federal Republic of	Sudan
Yugoslavia (Serbia only)
Georgia	Syria
Iran	Tajikistan
Iraq	Turkmenistan
Kazakhstan	Ukraine
Kyrgystan	Uzbekistan
Laos	Vietnam
Latvia

LICENSEE agrees that no products, proprietary data, know-how, software, or other information received from QUALCOMM will be directly employed in missile technology, sensitive nuclear, or chemical biological weapons end uses or by such end users. The foregoing obligations are U.S. legal requirements, and therefore, such obligations shall survive any termination of this Agreement.

17.	PUBLICITY.

Each Party shall submit to the other proposed copy of all advertising wherein the name, trademark, code, specification or service mark of the other

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Party is mentioned; and neither Party shall publish or use such advertising without the other’s prior written approval. Such approval shall be granted or withheld as promptly as possible (usually within ten (10) days), and may be withheld only for good cause.

18.	SURVIVAL OF OBLIGATIONS.

The Parties’ rights and obligations which, by their nature, would continue beyond the termination, cancellation, or expiration of this Agreement, including but not limited to those rights and obligations of the parties set forth in Section 10 entitled “INFORMATION” shall survive such termination, cancellation, or expiration.

19.	SEVERABILITY.

If any provision in this Agreement shall be held to be invalid or unenforceable, the remaining portions shall remain in effect. In the event such invalid or unenforceable provision is considered an essential element of this Agreement, the Parties shall promptly negotiate a replacement provision.

20.	NON-WAIVER.

No waiver of the terms and conditions of this Agreement, or the failure of either Party strictly to enforce any such term or condition on one or more occasions shall be construed as a waiver of the same or of any other term or condition of this Agreement on any other occasion.

21.	NOTICES.

All notices, requests, demands, consents, agreements and other communications required or permitted to be given under this Agreement shall be in writing and shall be mailed to the Party to whom notice is to be given, by facsimile, and confirmed by first class mail, postage prepaid, and properly addressed as follow (in which case such notice shall be deemed to have been duly given on the day the notice is first received by the Party):

QUALCOMM Incorporated	Axesstel, Inc.
5775 Morehouse Drive	6480 Weathers Place, Suite 300
San Diego, CA 92121-1714	San Diego, CA 92121

Facsimile No.: (858) 658-2500	Facsimile No.: (858) 625-2110
Telephone No.: (858) 587-1121	Telephone No.: (858) 625-2100
Attn: President	Attn: Mike Kwon, President & CEO

with a copy to:	with a copy to:
General Counsel

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The above addresses can be changed by providing notice to the other Party in accordance with this Section.

22.	PUBLICATION OF AGREEMENT.

Except as may otherwise be required by law or as reasonably necessary for performance hereunder, each Party shall keep this Agreement and its provisions confidential; and shall not disclose this Agreement or its provisions without first obtaining the written consent of the other Party, which consent shall not be unreasonably withheld. The confidentiality obligations hereunder do not apply to the existence of this Agreement or the fact that QUALCOMM and LICENSEE have executed this Agreement, but do apply to. the terms and conditions of this Agreement. Any press release or other announcement by either Party concerning the entering into of this Agreement shall be subject to the prior written approval of other Party, which approval shall not be unreasonably withheld. In case a press release or other public announcement to the effect of the Parties’ entering into of this Agreement is issued by either Party pursuant to the preceding sentence, (i) QUALCOMM may thereafter make a press release or other public announcement to the effect that LICENSEE is one of QUALCOMM’s licensees for Subscriber Units without prior written approval of LICENSEE and (ii) LICENSEE may thereafter make a press release or other public announcement to the effect that LICENSEE is licensed by QUALCOMM for Subscriber Units without prior written approval of QUALCOMM.

23.	APPLICABLE LAW; VENUE.

This Agreement is made and entered into in the State of California and shall be governed by and construed and enforced in accordance with the laws of the State of California without regard to conflict of laws principles. Any dispute, claim or controversy arising out of or relating to this Agreement, or the breach or validity hereof, except for those disputes expressly addressed in Section 24 hereof, shall be adjudicated only by a court of competent jurisdiction in the county of San Diego, State of California.

24.	DISPUTES RELATING TO FOREIGN PATENTS.

Any controversy, claim or dispute (separately or collectively, the “Dispute”) as to whether a product manufactured and/or sold by LICENSEE outside the United States would, but for the license granted hereunder, infringe any foreign patent of QUALCOMM licensed hereunder and therefore is subject to royalties hereunder, shall be resolved in accordance with the procedures specified in this Section 24 which shall be the sole and exclusive procedures for the resolution of any such Dispute.

The Parties will attempt in good faith to resolve promptly any Dispute by negotiations between senior executives of the Parties who have the authority to

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settle the Dispute. If the Dispute is not resolved within thirty (30) days of a party’s written request for negotiation, either party may initiate arbitration as hereinafter provided.

A Party desiring to commence arbitration shall provide written notice to the other Party setting forth the Dispute(s) to be arbitrated. Within ten (10) days of receipt of such written notice, the Parties will attempt in good faith to reach agreement on an impartial arbitrator having as nearly as practicable the following qualifications in order of importance: (1) at least ten years experience in patent litigation, including substantial participation in at least two patent trials, and/or ten years experience in patent prosecution in the telecommunications field and/or at least three years experience as a Federal Court of Appeals or District Court Judge, (2) expertise in the field of digital spread spectrum communications as applied to the telecommunications industry, and (3) some familiarity with the patent laws of the country or countries at issue in the Dispute. In the event the Parties are unable to agree upon an arbitrator within thirty (30) days of the above written notice, the arbitrator shall be selected by Judicial Arbitration and Mediation Service/Endispute, Inc. (or some similar company if the Judicial Arbitration and Mediation Service/Endispute, Inc. is not available). The selected arbitrator shall be impartial and shall have, as nearly as practicable, the qualifications set forth above. The Parties will share equally the fees and expenses of the arbitrator.

The arbitration hearing shall commence in San Diego within 60 days of the appointment of the arbitrator. The Parties shall be entitled to conduct discovery prior to the arbitration hearing in accordance with Federal Rules of Civil Procedure, subject to any limitations ordered by the arbitrator.

The arbitration hearing shall be conducted in accordance with the Federal Rules of Civil Procedure and the Federal Rules of Evidence or such other procedures and rules set by the arbitrator. The arbitrator shall be authorized and empowered only to rule as to whether products manufactured and/or Sold by LICENSEE in a foreign country or countries would, but for the license granted hereunder, infringe any claim of the applicable foreign patent(s) of QUALCOMM, and if so, the amount of the royalties owed by LICENSEE as to such product(s) under Section 5.2 of this Agreement. The arbitrator shall award attorneys’ fees and costs to the prevailing Party. The arbitrator shall have no authority to determine whether or not any product(s) of LICENSEE imported into or manufactured and/or Sold in the United States is subject to the payment of royalties under this Agreement or to determine any other issue except those expressly set forth above. The arbitrator shall have no authority to make any finding or award as to the validity or enforceability of any patent.

The final award of the arbitrator shall be rendered in writing and signed by the arbitrator. The final award shall be entered within thirty (30) days of the

29	QUALCOMM Proprietary

commencement of the arbitration hearing. Each Party agrees to abide by the arbitration award, and to the enforcement of the arbitration award in the United States. Each Party further agrees that judgment may be entered upon the award in any court of competent jurisdiction in the United States.

25.	LATE CHARGE.

Each Party may charge the other a late charge, with respect to any amounts that the other owes hereunder and fails to pay on or before the due date, in an amount equal to the lesser of [***]

26.	ATTORNEYS’ FEES.

In the event of any proceeding to enforce the provisions of this Agreement, the prevailing Party (as determined by the court) shall be entitled to reasonable attorneys’ fees as fixed by the court.

27.	ENTIRE AGREEMENT.

The terms and conditions contained in this Agreement supersede all prior and contemporaneous oral or written understandings between the Parties with respect to the subject matter thereof and constitute the entire agreement of the Parties with respect to such subject matter. Such terms and conditions shall not be modified or amended except by a writing signed by authorized representatives of both Parties.

28.	INDEPENDENT CONTRACTORS.

The relationship between QUALCOMM and LICENSEE is that of independent contractors. QUALCOMM and LICENSEE are not joint venturers, partners, principal and agent, master and servant, employer or employee, and have no other relationship other than independent contracting parties.

29.	U.S. DOLLARS.

All payments to be made hereunder shall be made in dollars of the United States of America by wire-transfer and at a bank to be designated by the payee.

30.	FORCE MAJEURE

Neither Party shall be in default or liable for any loss or damage resulting from delays in performance or from failure to perform or comply with terms of this Agreement (other than the obligation to make payments, which shall not be affected by this provision) due to any causes beyond its reasonable control, which causes include but are not limited to Acts of God or the public enemy; riots and insurrections; war; fire; strikes and other labor difficulties (whether or

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30	QUALCOMM Proprietary

not the Party is in a position to concede to such demands); embargoes; judicial action; lack of or inability to obtain export permits or approvals, necessary labor, materials, energy, components or machinery; and acts of civil or military authorities.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date. This Agreement may be signed in counterpart.

QUALCOMM Incorporated		Axesstel, Inc.

By:	[***]	BY:	/s/ Illegible

Title:	[***]	TITLE:	C. E. O.

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31	QUALCOMM Proprietary

EXHIBIT B

SUBSCRIBER UNIT DOCUMENTS

	Document Description:	Document #:

1)	BBA2-Shrink Q5312I-3S2 Analog Baseband Processor User Manual	80-24384-1

2)	CDMA ASIC Products Quality & Reliability Report	80-12202

3)	MSM5000 Device Specification	93-V0518-1

4)	CDMA Capacity 2.1 Test Report	80-12200

5)	CDMA Capacity 2.0 Test Report	80-10639

6)	CDMA Digital Cellular DM Mobile Station Software HLD, Executive Overview, Ver. 1.0, 07/02/92	EX60-10028

7)	CDMA Digital Cellular Technology Forum - March 1994	80-12370-1

8)	CDMA Digital Cellular Technology Forum February 1993	80-10770

9)	CDMA Digital Cellular Technology Forum January 1992	EX60-7735

10)	CDMA Dual-Mode Mobile Cellular Telephone Operating Instructions	80-10040

11)	QUALCOMM Dual-Mode Mobile Phone Spec. Sheet, Initial Release	EX60-10071-1

12)	QUALCOMM Dual-Mode Portable Phone Spec. Sheet	EX60-10072-1

13)	CDMA Portable Block Diagram and Architecture	EX60-7327

14)	CDMA System Engineering Training Handbook, Vol. 1 & 2	80-12015

15)	Power Control Issues, 8/19/92	EX60-7415

16)	QCELP Variable Rate Vocoder, Extended, 01/22/91	EX60-7716

17)	Registration and Paging	EX60-10091

QUALCOMM PROPRIETARY	1

EXHIBIT B

SUBSCRIBER UNIT DOCUMENTS (Continued)

	Document Description:	Document #:

18)	Vocoder Interface Doc. - DSP1616, 12/14/92	70-10412

19)	QUALCOMM VLSI Foundry Quality and Reliability General Requirements	80-3652

20)	Quality Manual	80-3460-1

QUALCOMM PROPRIETARY	2

Exhibit C

Logo

[GRAPHIC]

EXHIBIT D

CERTIFICATE

The undersigned official of                              (“LICENSEE”) is providing the following information to QUALCOMM pursuant to that certain Subscriber Unit License Agreement entered into between LICENSEE and QUALCOMM (the “Agreement”). All capitalized terms used in this Certificate have the definitions ascribed to them in the Agreement.

This Certificate reflects the Royalties payable by LICENSEE for the calendar quarter ended:                     , 19    .

GENERAL INFORMATION REGARDING “SALE”			DETERMINATION OF SELLING PRICE	DEDUCTIBLE ITEMS FROM SELLING PRICE		CALCULATION OF ROYALTIES
Date and Country of Sale by LICENSEE and Affiliates (e.g., if sold for use in the United States, state “sold for use in U.S.”)	If Sold to Related Buyer, identity of Related Buyer.	Number of Subscriber Units Sold	Selling Price paid by Purchaser or charged by final vendee Related Buyer or, if Subscriber Unit is used by LICENSEE, Selling Price that would be realized in a sale to a Purchaser	Type of Deductible Item	Amount of Deduction	Applicable Net Selling Price	Applicable Royalty Percentage	Amount of Royalty

TOTAL ROYALTIES DUE AND PAYABLE	$____________

The undersigned hereby certifies that the foregoing represents an accurate and complete record of all royalties due and payable by LICENSEE for the calendar quarter specified above.

Signature:

Title:

Date:

QUALCOMM Proprietary

Amendment to Subscriber Unit

License Agreement (the “Amendment”)

QUALCOMM Incorporated (“QUALCOMM”), a Delaware corporation, and Axesstel, Inc., a California corporation (“LICENSEE”), hereby agree to amend that certain Subscriber Unit License Agreement dated November 14, 2000 entered into between QUALCOMM and LICENSEE and subsequently amended (as amended, the “License Agreement”) as follows:

1. Definitions. Unless otherwise specified herein, capitalized terms shall have the meaning set forth in the License Agreement. The following new definition is hereby added to the License Agreement:

“Fixed Wireless Terminal” means a complete CDMA fixed, non-mobile, non-portable telephone which 1) incorporates all or any part of QUALCOMM’s Intellectual Property, 2) can be used, without any additional equipment or components being attached thereto, to initiate and receive Wireless Local Loop telecommunications in accordance with the CAI, and 3) is AC-powered through coupling of an attached power cord to an external fixed-location power supply.

2. Subscriber Unit. The definition of Subscriber Unit in the License Agreement is hereby deleted and replaced with the following:

“Subscriber Unit” means a Fixed Wireless Terminal only, and the term “Subscriber Units” means Fixed Wireless Terminals Only. The Parties acknowledge that as of the Amendment Effective Date, the term Subscriber Unit no longer includes CDMA Modem Cards.

3. License Fees to QUALCOMM. Section 3 of the License Agreement is hereby amended to reflect the following additional consideration to be paid by LICENSEE and which amount is hereby incorporated within the definition of “Up-Front License Fee.” In partial consideration for the rights granted to LICENSEE under this Amendment, LICENSEE agrees to pay to QUALCOMM the additional amount of [***]

4. Grant of License From QUALCOMM. Section 5.1 of the License Agreement is hereby deleted in its entirety and replaced with the following:

5.1 Grant of License from QUALCOMM. Subject to the terms and conditions of this License Agreement, including but not limited to timely payment of the license fees and royalties set forth herein, QUALCOMM hereby grants to LICENSEE a personal, nontransferable (except as may otherwise be provided in Section 15 hereunder), worldwide and nonexclusive license under

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QUALCOMM Proprietary	Page 1

QUALCOMM’s Intellectual Property solely for Wireless Local Loop Applications (a) to make (and have made), import, use and sell, lease or otherwise dispose of Subscriber Units, and (b) to make (and have made) Components (provided such Components have been exclusively designed by LICENSEE and which design is owned and used exclusively by LICENSEE) and import, use and sell, lease and otherwise dispose of such Components but only if such Components are included as part of and within complete Subscriber Units Sold by LICENSEE (or as replacement parts for Subscriber Units previously sold by LICENSEE). No other, further or different license is hereby granted or implied.

5. Royalties. The following new paragraph is hereby inserted at the end of Section 5.2 of the License Agreement:

QUALCOMM will credit to LICENSEE the amount of any overpayment of royalties made hereunder in error provided that such overpayment is identified and fully explained in a written notice from LICENSEE to QUALCOMM delivered no later than six (6) months after the due date of the payment which included such alleged overpayment, provided further that QUALCOMM is able to verify to its own satisfaction the existence and extent of such overpayment. The foregoing procedure shall constitute the sole basis for LICENSEE to claim overpayments under this Agreement and shall not be affected by any statement appearing on any check, royalty report, cover letter, or other document, except to the extent agreed upon by QUALCOMM in a writing signed by an authorized representative of QUALCOMM.

6. Rights Upon Termination. Section 13.6 of the License Agreement is hereby deleted in its entirety and replaced with the following new Section 13.6:

13.6 Rights Upon Termination. Upon any termination of this Agreement all licenses granted by QUALCOMM hereunder shall also terminate and LICENSEE shall immediately cease using any of QUALCOMM’s Intellectual Property and return or destroy all information and documentation furnished by QUALCOMM to LICENSEE. The licenses granted by LICENSEE hereunder shall survive the termination of this Agreement and remain in full force and effect thereafter until all of LICENSEE’s Intellectual Property has expired; except that, upon termination of this Agreement by LICENSEE for cause, all licenses granted by LICENSEE hereunder shall also terminate and QUALCOMM shall immediately cease using any of LICENSEE’s Intellectual Property. Any termination or expiration of this Agreement under this Section 13 shall not relieve LICENSEE from its obligation under Section 14 hereof to make a report or from its liability for payment of royalties on Subscriber Units Sold on or prior to the date of such termination and shall not prejudice the right to recover the full amount of the Up-Front License Fee and any royalties or other sums due or accrued at the time of such termination and shall not prejudice any cause of action or claim accrued or to accrue on account of any breach or default. Furthermore, any termination of this Agreement under this Section shall not prejudice the right of QUALCOMM to conduct a final audit of the records of LICENSEE in accordance with the provisions of Section 14 hereof. No

QUALCOMM Proprietary	Page 2

termination hereunder shall limit the rights of LICENSEE to sell those Subscriber Units in inventory or in process at the time of termination, subject to payment of the royalty applicable to the sale of such Subscriber Units and continued compliance with the other provisions of this Agreement.

7. No Other Amendment Or Modification. Except as expressly set forth in this Amendment, the License Agreement remains in full force and effect without modification. The terms and conditions of this Amendment and the License Agreement shall not be modified or amended except by a writing signed by authorized representatives of both Parties.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of December 9, 2003 (the “Amendment Effective Date”).

QUALCOMM Incorporated		Axesstel, Inc.

By:	[***]	By:	/s/ Mike Kwon

Title:	[***]	Title:	CEO

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QUALCOMM Proprietary	Page 3

Representation Amendment to Subscriber Unit

License Agreement (the “Amendment”)

QUALCOMM Incorporated (“QUALCOMM”), a Delaware corporation, and Axesstel, Inc., a California corporation (“LICENSEE”), hereby agree to amend that certain Subscriber Unit License Agreement dated November 14, 2000 entered into between QUALCOMM and LICENSEE, as subsequently amended (collectively, the “License Agreement”) as follows:

1. Definitions. Unless otherwise specified herein, capitalized terms shall have the meaning set forth in the License Agreement.

2. LICENSEE Representation. This new Section 5.11 is hereby added to the License Agreement:

5.11 LICENSEE Representation. LICENSEE hereby represents and warrants that LICENSEE will not [***] LICENSEE further acknowledges that a breach of this representation by LICENSEE is an incurable material breach of this Agreement for purposes of Section 13.2 of this Agreement.

3. No Other Amendment Or Modification. Except as expressly set forth in this Amendment, the License Agreement remains in full force and effect without modification. The terms and conditions of this Amendment and the License Agreement shall not be modified or amended except by a writing signed by authorized representatives of both Parties.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of October 2, 2002 (the “Amendment Effective Date”).

QUALCOMM Incorporated		Axesstel, Inc.

By:	[***]	By:	/s/ Mike Kwon

Title:	[***]	Title:	CEO

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QUALCOMM Proprietary	Page 1

Modem Card Amendment to Subscriber Unit

License Agreement (the “Amendment”)

QUALCOMM Incorporated (“QUALCOMM”), a Delaware corporation, and Axesstel, Inc., a California corporation (“LICENSEE”), hereby agree to amend that certain Subscriber Unit License Agreement dated November 14, 2000 entered into between QUALCOMM and LICENSEE (the “License Agreement”) as follows:

1. Definitions. Unless otherwise specified herein, capitalized terms shall have the meaning set forth in the License Agreement.

2. Subscriber Unit. The definition of Subscriber Unit in the License Agreement is hereby deleted and replaced with the following:

“Subscriber Unit” means a CDMA Modem Card only, and the term “Subscriber Units” means CDMA Modem Cards Only.

3. License Fees to QUALCOMM. Section 3 of the License Agreement is hereby deleted in its entirety and replaced with the following:

3. LICENSEE FEES TO QUALCOMM. In partial consideration of the rights granted to LICENSEE under this Agreement, LICENSEE shall pay an up-front license fee to QUALCOMM in the amount of [***] (the “Up-Front License Fee”). QUALCOMM hereby acknowledges having received from LICENSEE prior to the Amendment Effective Date [***]

4. Grant of License From QUALCOMM. Section 5.1 of the License Agreement is hereby deleted in its entirety and replaced with the following:

5.1 Grant of License from QUALCOMM. Subject to the terms and conditions of this License Agreement, including but not limited to timely payment of the license fees and royalties set forth herein, QUALCOMM hereby grants to LICENSEE a personal, nontransferable (except as may otherwise be provided in Section 15 hereunder), worldwide and nonexclusive license under QUALCOMM’s Intellectual Property (a) to make (and have made), import, use and sell, lease or otherwise dispose of CDMA Modem Cards solely for Wireless Applications, and (b) to make (and have made) Components (provided such Components have been exclusively designed by LICENSEE and which design is owned and used exclusively by LICENSEE) and import, use and sell, lease and otherwise dispose of Components but only if such Components are included as part of and within complete CDMA Modem Cards Sold by LICENSEE (or as replacement parts for CDMA Modem Cards previously

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QUALCOMM Proprietary	Page 1

sold by LICENSEE). No other, further or different license is hereby-granted or implied.

5. Royalties for CDMA Modem Cards. Sections 5.2 and 5.2.1 of the License Agreement are hereby deleted in their entirety and new Section 5.2 is hereby added:

5.2 Royalties. In partial consideration for the license granted from QUALCOMM hereunder, LICENSEE shall pay to QUALCOMM, [***] Sold by LICENSEE during such calendar quarter. Royalties shall be payable on CDMA Modem Cards Sold by LICENSEE regardless of whether the use or incorporation of QUALCOMM’s Intellectual Property arises from the use of one or more Components from whomsoever purchased by LICENSEE. Notwithstanding the foregoing, in no event shall the actual royalty payable for each CDMA Modem Card Sold by LICENSEE be an amount that is less than the “Minimum Royalty” described in the following table:

Year of Sale	Minimum Royalty
[***]	[***]

6. Most Favored Royalty Rate. Section 5.4 of the License Agreement is hereby deleted in its entirety.

7. Licensee’s License. The reference to the term “Subscriber Units” in Sections 6.1, 6.3 and 12.1 of the License Agreement are hereby amended to recite “CDMA Modem Cards and/or Complete CDMA Terminals”.

8. No Other Amendment Or Modification. Except as expressly set forth in this Amendment, the License Agreement remains in full force and effect without modification. The terms and conditions of this Amendment and the License Agreement

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QUALCOMM Proprietary	Page 2

shall not be modified or amended except by a writing signed by authorized representatives of both Parties.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of MARCH 8, 2002 (the “Amendment Effective Date”).

QUALCOMM Incorporated		Axesstel, Inc.

By:	[***]	By:	/s/ Mike Kwon

Title:	[***]	Title:	CEO

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QUALCOMM Proprietary	Page 3

Amendment to Subscriber Unit License Agreement (the “Amendment”)

QUALCOMM Incorporated (“QUALCOMM”), a Delaware corporation, and Axesstel, Inc., a California corporation (“LICENSEE”), hereby agree to amend that certain Subscriber Unit License Agreement dated November 14, 2000, as amended, entered into between QUALCOMM and LICENSEE (the “License Agreement”) as follows:

1. Definitions. Unless otherwise specified herein, capitalized terms shall have the meaning set forth in the License Agreement.

2. License Fees to QUALCOMM. The first paragraph of Section 3 of the License Agreement is hereby deleted and replaced with the following:

In partial consideration of the rights granted to LICENSEE under this Agreement, LICENSEE shall pay an up-front license fee to QUALCOMM in the amount of [***] (the “Up-Front License Fee”). [***] of the up-front license fee, and late fees in the amount of [***] shall be paid in installments as follows:

Up-Front Fees	Late Fees	Total Amount	No later than
[***]	[***]	[***]	December 29, 2000
January 30, 2001
March 14, 2001
April 14, 2001
May 14, 2001
June 14, 2001
July 14, 2001
August 14, 2001
September 14, 2001
October 14, 2001
November 14, 2001

In the event that LICENSEE pays any portion of the Up-Front Fees before the scheduled payment dates listed above, the Late Fees shall be reduced to comply with the provisions of Section 25 of this Agreement.

3. No Other Amendment Or Modification. Except as expressly set forth in this Amendment, the License Agreement remains in full force and effect without modification. The terms and conditions of this Amendment and the License

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QUALCOMM Proprietary	Page 1

Agreement shall not be modified or amended except by a writing signed by authorized representatives of both Parties.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of February 28, 2001 (the “Amendment Effective Date”).

QUALCOMM Incorporated		Axesstel, Inc.

By:	[***]	By:	/s/ Mike Kwon

Title:	[***]	Title:	President / CEO

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QUALCOMM Proprietary	Page 2

Amendment to Subscriber Unit License Agreement (the “Amendment”)

QUALCOMM Incorporated (“QUALCOMM”), a Delaware corporation, and Axesstel, Inc., a California corporation (“LICENSEE”), hereby agree to amend that certain Subscriber Unit License Agreement dated November 14, 2000 entered into between QUALCOMM and LICENSEE (the “License Agreement”) as follows:

1. Definitions. Unless otherwise specified herein, capitalized terms shall have the meaning set forth in the License Agreement.

2. License Fees to QUALCOMM. The first paragraph of Section 3 of the License Agreement is hereby deleted and replaced with the following:

In partial consideration of the rights granted to LICENSEE under this Agreement, LICENSEE shall pay an up-front license fee to QUALCOMM in the amount of [***] (the “Up-Front License Fee”). [***] shall be paid in installments as follows:

Up-Front Fees	Late Fees	Total Amount	No later than
[***]	[***]	[***]	December 29, 2000
[***]	[***]	[***]	January 30, 2001
[***]	[***]	[***]	February 28, 2001
[***]	[***]	[***]	March 30, 2001
[***]	[***]	[***]	April 30, 2001
[***]	[***]	[***]	May 14, 2001
[***]	[***]	[***]	August 14, 2001
[***]	[***]	[***]	November 14, 2001

3. No Other Amendment Or Modification. Except as expressly set forth in this Amendment, the License Agreement remains in full force and effect without modification. The terms and conditions of this Amendment and the License Agreement shall not be modified or amended except by a writing signed by authorized representatives of both Parties.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of December 27, 2000 (the “Amendment Effective Date”).

QUALCOMM Incorporated		Axesstel, Inc.

By:	[***]	By:	/s/ Mike Kwon

Title:	[***]	Title:	President / CEO

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QUALCOMM Proprietary	Page 1